HUMANKIND BENEFIT CORPORATION

BOARD OF DIRECTORS POWER OF ATTORNEY

I, the undersigned, a Director of Humankind Benefit Corporation (the “Company”), hereby appoint James J. Katz, President to the Company and Paul F. Leone, Secretary to the Company, and each of them, as my true and lawful agents and Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to the business of the Company: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and on my behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement, as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 26th day of April, 2023

/s/ Jason Cik
Jason Cik

HUMANKIND BENEFIT CORPORATION

BOARD OF DIRECTORS POWER OF ATTORNEY

I, the undersigned, a Director of Humankind Benefit Corporation (the “Company”), hereby appoint James J. Katz, President to the Company and Paul F. Leone, Secretary to the Company, and each of them, as my true and lawful agents and Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to the business of the Company: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and on my behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement, as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 26th day of April, 2023

/s/ Dina Kook
Dina Kook

HUMANKIND BENEFIT CORPORATION

BOARD OF DIRECTORS POWER OF ATTORNEY

I, the undersigned, a Director of Humankind Benefit Corporation (the “Company”), hereby appoint James J. Katz, President to the Company and Paul F. Leone, Secretary to the Company, and each of them, as my true and lawful agents and Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to the business of the Company: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and on my behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement, as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 26th day of April, 2023

/s/ Zachary Roseman
Zachary Roseman